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                              PROMISSORY NOTE

This Promissory Note ("Note") is effective on June 30, 1998.

NewGen Imaging Systems, Inc. and its parent company Imaging Technologies Corporation, collectively referred to herein as "Company", for value received (including but not limited to Dataproducts Corporation's forbearance in pursuing collection of the delinquent balance owed by Company to Dataproducts Corporation), hereby accept joint and several liability for and promise to pay to the order of Dataproducts Corporation, a Delaware Corporation ("Holder"), by wire transfer to its account at Union Bank, Los Angeles Main Office at the remittance address given in Schedule B, the principal sum of Nine Hundred Thirty-four Thousand Five Hundred and 21/100 Dollars ($934,500.21) with interest on the declining balance of said principal amount from the date hereof at the rate of eight percent (8.00%) per annum on a 360-day basis in accordance with Schedules A and B, attached hereto and incorporated herein by this reference.

Principal and interest due hereunder shall be paid in seven (7) installments, including accrued interest, as per the payment schedule set forth in Schedule B. In any event, payment in full of both principal and interest shall be made no later than February 28, 1999.

Prepayment of principal under this Note may occur at any time without penalty. Any partial prepayment under this Note shall, however, not operate to postpone or suspend the obligation of Company to make payments as and when due hereunder and shall not alter any other regularly scheduled installments provided for herein.

This Note shall be paid to the Holder without claim of set-off or deduction of any nature or for any cause whatsoever on the part of the Company against the Holder, and should suit be instituted to enforce payment of this Note, the Company hereby waives any and all rights of setoff, deduction, cross-complaint or counterclaim of any nature or for any cause whatsoever on its part against the Holder.

In the event that (a) any installment provided for hereunder is not paid in full on its scheduled due date, or (b) the undersigned defaults in the performance of any material covenant or promise contained herein, or (c) a petition is filed seeking reorganization or arrangement of the undersigned under the federal bankruptcy laws, or (d) the undersigned makes a general assignment for the benefit of creditors, or (e) the undersigned suffers the appointment of a receiver, then in any of such events, the entire remaining unpaid balance of both principal and interest owing hereunder shall, at the option of the holder hereof, become immediately due and payable. Thereafter, said unpaid balance of principal and interest shall, until paid, both before and after judgment, earn penalties at the rate of fourteen percent (14.00%) per annum. The acceptance of any installment payment after the occurrence of a default or any other event giving rise to the right of acceleration provided for in this paragraph shall not constitute a waiver of any such right of acceleration with respect to any such default or event or any subsequent default or event. Neither this Note nor Holder's forbearance hereunder shall operate to or be construed as limiting, modifying or extinguishing any rights or remedies Holder may have under the OEM Purchase Agreement between Company and Holder dated September 23, 1996 and Amendments thereto, or other existing contracts or agreements between them. This
Note is intended as a good faith accommodation by the Holder.

In the event that any payment under this Promissory Note is not made at the time and in the manner required hereby, Company consents to the entry of a judgment against it for the amount


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outstanding, and agrees to reimburse the Holder for commercially reasonable costs and expenses, including but not limited to attorney's fees incurred by the Holder to third parties, (whether with or without suit or before or after judgment) in connection with any proceedings to secure payment of amounts due under this Note.

The undersigned hereby waives presentment for payment, protest, demand notice of dishonor, objection to confession of judgment, and notice of nonpayment.

Every provision hereof is intended to be several. If any provision of this Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

This Note and all of its provisions shall be binding upon any and all successors-in-interest of the Company and shall inure to the benefit of the successors or assigns of the Holder.

This Note and its enforcement shall be governed and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the Company has caused the Note to be signed by its authorized officer and by its parent company's authorized officer.

NEWGEN IMAGING SYSTEMS, INC.            IMAGING TECHNOLOGIES
                                        CORPORATION

By /s/ Frank Leonardi                   By /s/ Brian Bonar
  -----------------------------           ------------------------------
Name Frank Leonardi                     Name Brian Bonar
    ---------------------------             ----------------------------
       [print/type]                                  [print/type]

Title  VP Sales                         Title  CEO.
     --------------------------              ---------------------------

SIGNATURE OF HOLDER

By /s/ R. P. Kramer
   ----------------------------
Name R. P. Kramer
    ---------------------------

Title  Vice President & Treasurer
      -------------------------

For DATAPRODUCTS CORPORATION

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